Supplement Dated December 13, 2011 to the Statement of Additional Information for the Lincoln Variable Insurance Products Trust Dated May 1, 2011 LVIP MFS International Growth Fund (the “fund”)

This Supplement (the “Supplement”) updates certain information in the above-dated Statement of Additional Information (“SAI”) for the Lincoln Variable Insurance Products Trust (the “Trust”). You may obtain copies of the fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

The purpose of this Supplement is to provide information about the new co-portfolio manager for the fund.  Effective January 2, 2012, all references in the SAI to the portfolio manager of the fund shall include Kevin M. Dwan, the new co-portfolio manager of the fund.  Accordingly, the information pertaining to Massachusetts Financial Services Company (“MFS”) in the table on Page 40 in the “Other Accounts Managed” table is deleted and replaced with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Adviser/Sub-Adviser and Portfolio Manager	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts
Massachusetts Financial Services Company
Nevin Chitkara	20	39,027	6	2,345	32	9,442
Steven Gorham	20	39,027	6	2,345	32	9,442
David Antonelli	7	6,247	6	2,345	17	3,266
Kevin Dwan**	0	0	0	0	0	0

*in millions of dollars

**information as of October 31, 2011

On Page 41, the information pertaining to MFS in the “Other Accounts Managed” table is deleted and replaced with the following:

Adviser/Sub-Adviser and Portfolio Managers	Number of Accounts with Incentive Fees	Total Assets
Massachusetts Financial Services Company
(Nevin Chitkara, Steven Gorham, David Antonelli, Kevin Dwan)	0	0

This Supplement is dated December 13, 2011.

Please separate this Supplement and keep it with your records.